Statement of Additional Information Supplement

John Hancock Funds II
Mid Value Fund (the fund)

Supplement dated June 1, 2022 to the current Statement of Additional Information, as may be supplemented (the SAI)

Effective June 1, 2022 (the Effective Date), David J. Wallack no longer serves as the portfolio manager of the fund and, accordingly, all references to Mr. Wallack are removed from the SAI.

In addition, as of the Effective Date, Vincent DeAugustino, CFA is added as the portfolio manager of the fund. Vincent DeAugustino will be primarily responsible for the day-to-day management of the fund’s portfolio as of the Effective Date.

Accordingly, as of the Effective Date, the disclosure under “APPENDIX B - PORTFOLIO MANAGER INFORMATION” applicable to T. Rowe Price Associates, Inc. (“T. Rowe Price”) as the subadvisor of the fund, as it specifically relates to the fund’s portfolio manager, is amended and supplemented as follows to add the portfolio manager information for Vincent DeAugustino.

PORTFOLIO MANAGERS AND OTHER ACCOUNTS MANAGED

The following table reflects information regarding other accounts for which the portfolio manager to the fund has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies (and series thereof); (ii) other pooled investment vehicles; and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date. Also shown below the table is the portfolio manager’s investment in the fund and similarly managed accounts.

The following table reflects information as of April 30, 2022.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets	Number of Accounts	Assets	Number of Accounts	Assets
Vincent DeAugustino	0	$0	0	$0	0	$0

 Performance-Based Fees for Other Accounts Managed. Of the accounts listed in the table above, those for which the subadvisor receives a fee based on investment performance are listed in the table below.

	Other Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)	Number of Accounts	Assets (in millions)
Vincent DeAugustino	0	$0	0	$0	0	$0

Ownership of the Fund and Similarly Managed Accounts

The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio manager listed above as of April 30, 2022. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio manager that is primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund.

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Portfolio Manager	Dollar Range of Shares Owned
Mid Value Fund[5]
Vincent DeAugustino	none

5 As of April 30, 2022, Vincent DeAugustino beneficially owned $0 of Mid Value Fund.

You should read this supplement in conjunction with the SAI and retain it for your future reference.